UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 3, 2026
 REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
16600 Swingley Ridge Road, Chesterfield, Missouri 63017
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (636) 736-7000

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
5.75% Fixed-To-Floating Rate Subordinated Debentures due 2056	RZB	New York Stock Exchange
7.125% Fixed Rate Reset Subordinated Debentures due 2052	RZC	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition.
On February 5, 2026, Reinsurance Group of America, Incorporated (the “Company”) issued (1) a press release (the “Earnings Release”) announcing its earnings for the three-month period ended December 31, 2025, and providing certain additional information, a copy of which is furnished as Exhibit 99.1 and is incorporated herein by reference and (2) a quarterly financial supplement for the quarter ended December 31, 2025, a copy of which is furnished as Exhibit 99.2 and is incorporated herein by reference. The Earnings Release also notes that a conference call will be held on February 6, 2026 to discuss the financial and operating results for the three-month period ended December 31, 2025 (the “Earnings Call”).

Item 7.01	Regulation FD Disclosure.
In connection with the Earnings Call, the Company has prepared a presentation, dated February 5, 2026 (the “Earnings Presentation”), a copy of which is furnished as Exhibit 99.3 and incorporated herein by reference. The Earnings Release announced that effective February 3, 2026, the board of directors declared a regular quarterly dividend of $0.93, payable March 3, 2026, to shareholders of record as of February 17, 2026.
The information set forth in Exhibits 99.1, 99.2 and 99.3 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed”, as described in Instruction B.2 of Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release of Reinsurance Group of America, Incorporated dated February 5, 2026

99.2	Quarterly Financial Supplement for the quarter ended December 31, 2025

99.3	Earnings Presentation dated February 5, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: February 5, 2026	By:	/s/ Axel André
Axel André
Executive Vice President, Chief Financial Officer